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                                                                    IRA Ideal!

                    Defined Asset Funds[SM]
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Select Ten Portfolio
I N T E R N A T I O N A L

1998
Japan
Portfolio
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Series B









                                                                 Merrill Lynch



SELECTING INVESTMENTS FOR YOUR PORTFOLIO CAN BE COMPLICATED--UNLESS YOU HAVE A STRATEGY.

Defined Asset Funds[SM] Select Ten Portfolio--International Series uses an investment strategy to help you take advantage of opportunities in selected countries. International equity markets, such as the Tokyo Stock Exchange, can offer attractive growth potential and help investors diversify their portfolios. Japan's economic growth is reflected in the performance of its leading stock market indicator, the Nikkei 225 Index.*

The Select Ten Strategy

The Portfolio seeks total return by holding the ten highest dividend-yielding stocks of the Nikkei 225 Index for about one year (the "Strategy").

The Portfolio looks for potential values in the equity market by investing in established companies whose prices may be depressed. It consists of approximately equal values of the ten stocks in the Nikkei 225 Index with the highest dividend yields at the time of the offering.

Each year, we intend to reapply the screening process to select a new Portfolio. You can reinvest in the next Portfolio, if available, at a reduced sales charge, or you can redeem your investment. Although each Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five years for more consistent results.

Select Ten International Japan Portfolio--1998 Series B+

      Name of Issuer                                  Current Dividend Yield++

      1.  Nippon Shinpan Co., Ltd.                               3.42%
      2.  Tonen Corporation                                      3.35
      3.  Japan Energy Corporation                               2.84
      4.  Furukawa Co., Ltd.                                     2.42
      5.  Sankyu Inc.                                            2.40
      6.  UBE Industries, Ltd.                                   2.27
      7.  Nippon Piston Ring Company, Limited                    2.20
      8.  Tokyo Rope MFG                                         2.19
      9.  Toyobo, Ltd.                                           2.13
     10.  Nippon Synthetic Chemical Industry Co., Ltd.           1.95

The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors.

+  Initial date of deposit -- May 29, 1998.
++ Current dividend yield for each security was calculated by adding the most recent interim and final dividends declared on that security and dividing the result by its market value as of the close of trading on May 29, 1998. There can be no assurance that future dividends, if any, will be maintained at the indicated rates.

Past Performance of Prior Select Ten International Japan Portfolios

The chart below shows average annual total returns for the following Series, which assume annual "rollovers" into the next Portfolio. We've also included returns for the most recently completed Portfolio of each Series.


  Series From Inception Through 3/31/98           Most Recently Completed Portfolios
 .........................................   ...............................................
Inception                        Return           Period                           Return

1/22/96          Series A       -33.90%       1/27/97-2/27/98       Series A       -27.67%

5/20/96          Series B       -34.33%       5/20/96-6/27/97       Series B       -21.46%

7/22/96          Series 3       -34.32%       7/22/96-8/29/97       Series 3       -28.83%

9/17/96          Series C       -35.35%       9/17/96-10/24/97      Series C       -39.15%

11/1/96          Series 5       -33.64%       11/1/96-12/12/97      Series 5       -40.98%

2/25/97          Series 1       -39.69%       2/25/97-3/27/98       Series 1       -33.24%


Past performance is no guarantee of future results. Average annual total returns represent price changes plus dividends reinvested, divided by the initial public offering price, and reflect maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because they reflect a reduced sales charge on rollovers and different performance periods, and Portfolios may not be fully invested at all times.

* The publisher of the Nikkei 225 Index has not participated in any way in the creation of the Portfolio or in the selection of its stocks nor approved any information included in this brochure.


                       [INSERT GRAPHIC -- SELECT TEN
                             PORTFOLIO: JAPAN:
                           INTERNATIONAL SERIES]


The Nikkei 225 Index

The Nikkei 225 Index consists of 225 Japanese companies listed in the first section of the Tokyo Stock Exchange. First published in 1950, the Nikkei is well known both in Japan and worldwide.

The Nikkei 225 Index is published by the Nihon Keizai Shimbun (Japan Economic Journal).

The Nikkei 225 Index is a price-weighted index. This means that the movement of each stock, in yen or dollars, is equally weighted regardless of its market capitalization.

Advantages for U.S. Investors

o Low cost. The minimum investment is $250.

o Semi-annual dividends. Investors receive two consolidated checks per year, not 20 for the 10 stocks, and payments are in U.S. dollars.

o Reinvestment. You may choose to reinvest your dividends at a reduced sales charge to compound your income.

o No sell decisions. You are buying and holding for about a year, a Portfolio of established companies with relatively high dividend yields.

Hypothetical Growth of $10,000 invested 1/1/78 Through 3/31/98

[A mountain chart compares the hypothetical growth of $10,000 invested from 1/1/78 through 3/31/98 in the Nikkei 225 Index (orange) and the Strategy (sienna). A sienna box in the upper left quadrant indicates the components of the Strategy (net of sales charges and expenses). At the end of this period the mountain chart reflects the ending value of the Strategy ($143,144) and the ending value of the Nikkei 225 Index
($75,853).]

Since stocks in the Portfolio were chosen solely by applying the Strategy, we analyzed the Strategy to see how it could have performed. Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy would have underperformed the Nikkei 225 Index in 9 of the last 20 years. There can be no assurance that any Portfolio will outperform the Index.

Annual Total Returns

Strategy returns are net of sales charges and expenses.Section


                         Nikkei 225                                 Nikkei 225
Year       Strategy        Index           Year       Strategy        Index
1978        69.50%         55.32%          1989         20.96          12.80
1979        -3.26         -10.00           1990        -44.56         -34.79
1980        37.07          29.47           1991          4.68           5.56
1981        16.35           2.20           1992        -18.86         -25.76
1982        -4.96          -0.77           1993         19.49          15.94
1983        29.10          27.08           1994         26.04          28.30
1984         0.80           8.92           1995         -7.41          -2.30
1985        51.28          44.19           1996        -19.48          12.43
1986        76.27          83.78           1997        -42.70         -29.71
1987        92.19          50.71          3/31/98       46.04           6.16
1988        61.39          36.57          Average      -14.04%         10.52%

The results shown are hypothetical past performance of the Strategy (not any Portfolio) and are no guarantee of future results. Returns represent price changes plus dividends reinvested at each year end, divided by the initial public offering price, and do not reflect the deductions of any commissions or taxes. Changes in the exchange rates of the Japanese yen relative to the U.S. dollar affected these figures significantly. These changes ranged from -23% in 1979 to +23% in 1987 and averaged +2.09% annually over the last 20 years. There can be no assurance that such appreciation will continue during the life of the Portfolio or successive rollover Series.

Portfolio performance will differ from the Strategy because of commissions, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices and currency exchange rates different from those used in determining Portfolio unit price, they are not fully invested at all times and stocks may not be weighted equally.

Section Net of Portfolio sales charges (2.75% for the first year, 1.75% for each subsequent year) and estimated expenses.


Defining Your Risks

The following are important facts to keep in mind when considering this investment. Please read them carefully. Your financial professional will be happy to answer any questions you may have.

o The Portfolio should not be considered a complete investment program and may be considered speculative.

o The Portfolio may not be appropriate for investors seeking either preservation of capital or high current income, nor would it be suitable for investors unable or unwilling to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international equities.

o There can be no assurance that the Portfolio will meet its objective.

o Total returns on Japanese stocks fluctuate widely, and the value of your investment will change with the prices of the underlying stocks and currency exchange rates. In addition, there can be no assurance that dividend rates will be maintained or that stock prices or currency exchange rates will not decline.

o The Portfolio's exposure to the Japanese yen is not hedged.

o These stocks may have higher yields because they or their industries are experiencing financial difficulty or are out of favor. There can be no assurance that the market factors that caused these relatively low prices and high yields will change.

Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and the charge for organizational expenses. In addition, the annual statement and the relevant tax reporting forms you receive at year end will be based on the amount paid to you, net of the deferred sales charge and the charge for organizational expenses. Accordingly, you should not increase the tax basis in your units by these sales charges and expenses.

Generally, dividends and any gains will be subject to tax each year. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal tax rate of 28%. However, on rollovers of future Portfolios, if available, investors will defer recognition of gains and losses on stocks that are contributed in kind to the new Portfolio. Investors may also be eligible for a 20% maximum federal tax rate on gains from those stocks when they are sold.

Defining Your Costs

First-time investors pay an initial sales charge of about 1% when they buy. All investors pay a deferred sales charge of $17.50 per 1,000 units, about 1.75%, deducted over the last ten months of the Portfolio.


                            As a % of Public     Amount Per
                              Offering Price    1,000 Units
------------------------------------------------------------
Initial Sales Charge               1.00%          $10.00
Deferred Sales Charge              1.75%          $17.50
                                  -----------------------
Maximum Sales Charge               2.75%          $27.50
Estimated Annual Operating Expenses
(as a % of net assets)             .505%           $5.00
------------------------------------------------------------

If you sell your units before termination, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial charge will be waived. You will only pay the deferred sales charge and operating expenses.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.


       Amount        Total Sales Charge as a % of
      Purchased          Public Offering Price
-------------------------------------------------
Less than $50,000                2.75%

$50,000 to $99,000               2.50%

$100,000 to $249,999             2.00%

$250,000 to $999,999             1.75%

$1,000,000 or more               1.00%
-------------------------------------------------


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Defined Asset Funds

Buy With Knowledge
o Hold With Confidence

Other Select Ten Portfolios

Select Ten Portfolio
   (DJIA)
United Kingdom Portfolio
   (Financial Times Index)

Hong Kong Portfolio
   (Hang Seng Index)

Other Select Series

Select Growth Portfolio
Select S&P Industrial
   Portfolio
Select S&P Industry
   Turnaround Portfolio
Select S&P Intrinsic Value
   Portfolio

Equity Investor Funds
Concept Series

Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund 2
Tele-global Trust 3

Equity Investor Funds
Index Series

S&P 500 Index Trust 2
S&P MidCap Index Trust

Other Defined Asset Funds

Corporate Income Funds
Government Securities
   Income Funds
International Bond Funds
Municipal Investment Trusts

Don't Delay
Call your financial professional for a free prospectus containing more complete information, including all charges and expenses, and the special considerations associated with the risks of international investing including currency risk. Read the prospectus carefully before you invest.

Additional Japan Portfolios containing the then-highest dividend-yielding stocks may be created in the future. Information contained herein is subject to completion or amendment. A registration statement relating to the securities of the next Portfolio in this Select Ten Portfolio-- International Series has been filed with the Securities and Exchange Commission. The securities of the Portfolio may not be sold nor may offers to buy be accepted prior to the time that registration becomes effective. This brochure may not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.


(recycled) Printed on Recycled Paper                              11389BR-5/98


[Copyright] 1998 Merrill Lynch, Pierce, Fenner & Smith Incorporated.
Member SIPC.